                               EMPLOYMENT AGREEMENT

     THIS EMPLOYMENT AGREEMENT (the "Agreement"), dated as of November 30, 1998, is by and between FirstWorld Communications, Inc., a Delaware corporation (the "COMPANY") and David Gandini ("EXECUTIVE").

                                     RECITAL

     The Company desires to employ Executive, effective as of November 30, 1998 (the "COMMENCEMENT DATE"), on the terms and conditions set forth in this Agreement, and Executive desires to be so employed.

                                    AGREEMENT

     IN CONSIDERATION of the premises and the mutual covenants set forth below, the parties hereby agree as follows:

     1. EMPLOYMENT. The Company hereby agrees to employ Executive as the Executive Vice President of Sales of the Company, and Executive hereby accepts such employment, on the terms and conditions hereinafter set forth.

     2. TERM. The period of employment of Executive by the Company hereunder (the "EMPLOYMENT PERIOD") shall commence at the Commencement Date and shall continue through November 30, 2001. The Employment Period may be sooner terminated by either party in accordance with Section 5 of this Agreement.

     3. POSITION AND DUTIES. During the Employment Period, Executive shall serve as Executive Vice President of Sales of the Company. Executive shall devote such time, attention and energies to Company affairs as are necessary to fully perform his duties (other than absences due to illness or vacation) for the Company. During the Employment Period, Executive shall not, directly or indirectly, render services to any other organization, entity or person, as an employee, independent contractor, consultant or otherwise, with or without compensation, without the prior written consent of the Board of Directors of the Company (the "Board"), unless such services are unrelated to any telecommunications or internet business and do not interfere with his duties to the Company.

     4.   COMPENSATION AND RELATED MATTERS.

          (a) EQUALIZATION PAYMENT. To compensate Executive for certain benefits that he may lose or forfeit as a result of his termination of employment with his former employer, ICG Communications, Inc., and commencement of employment with the Company, the Company shall pay Executive in cash a $500,000 payment (the "EQUALIZATION PAYMENT") payable in three installments. The first installment in the amount of $100,000 is due and payable on January 1, 1999, the second installment in the amount of $200,000 is due and payable on January 1, 2000, and the third installment in the amount of $200,000 is due and payable on January 1, 2001;

PROVIDED, HOWEVER, that Executive shall have no right to receive any installment of the Equalization Payment if he is not employed by the Company (or one of its Affiliates (as defined in Section 5(c)(iv) below)), whether or not employed as the Executive Vice President of Sales, on the dates such payments become due and payable as a result of Executive's (i) death, (ii) Disability (as defined below) , (iii) termination for Cause (as defined below) or (iv) voluntary termination of employment without Good Reason (as defined below).

          (b) SALARY. During the Employment Period, the Company shall pay Executive an annual base salary of $185,000 per year ("BASE SALARY"). Executive's Base Salary shall be paid in approximately equal installments in accordance with the Company's customary payroll schedule and practices. Executive's Base Salary shall be subject to annual reviews commencing December 1999 and each year thereafter. If Executive's Base Salary is increased by the Company, such increased Base Salary shall then constitute the Base Salary for all purposes of this Agreement. All compensation paid to Executive shall be subject to withholding and other employment taxes imposed by applicable law.

          (c) ANNUAL BONUS. The Board's compensation committee (the "COMPENSATION COMMITTEE") shall review Executive's performance at least once annually during each year of the Employment Period and, based on Executive's performance, recommend whether the Company should award Executive a cash bonus ("BONUS") in order to reward Executive for services rendered to the Company and/or as an incentive for continued service to the Company. The amount of Executive's Bonus, if any, shall be determined in the reasonable discretion of the Compensation Committee and shall be dependent upon, among other things, the achievement of certain performance levels by the Company, including, without limitation, (i) the nature, magnitude and quality of the services performed by Executive for the Company, (ii) the condition (financial and other) and results of operations of the Company and (iii) the compensation paid for positions of comparable responsibility and authority within the telecommunications industry. The targeted amount of Executive's Bonus shall be an amount equal to 40% of Base Salary at 100% completion of applicable performance levels, to be set forth in the Company's Annual Bonus Plan.

          (d) STOCK OPTIONS. Effective as of the Commencement Date, Executive shall be awarded a stock option (the "STOCK OPTION") to purchase 500,000 shares of the Company's Series B Common Stock, par value $.0001 per share (the "Common Stock"). The shares of Common Stock subject to the Stock Option shall vest in increments of 125,000 shares on each of the first, second, third and fourth anniversaries of the Commencement Date, with the shares in the first such increment having an exercise price of $6.00, shares in the second such increment having an exercise price of $6.50, shares in the third such increment having an exercise price of $7.00 and shares in the fourth such increment having an exercise price of $7.50. The Stock Option will be granted under one of the Company's stock option plans and the terms and conditions of the Stock Option will be determined in accordance with the applicable stock option plan. Notwithstanding any such terms, however, all shares subject to the Stock Option shall become immediately vested and exercisable in the event of the sale of all or substantially all of the Company's assets or a merger or consolidation in which the Company is not the surviving entity or the Company's shareholders prior to the transaction own less than 50% of the voting power of the Company's outstanding securities immediately following the transaction.

          (e) EXPENSES. The Company shall promptly reimburse Executive for all reasonable business expenses upon the presentation of reasonably itemized statements of such expenses in accordance with the Company's policies and procedures now in force or as such policies and procedures may be modified with respect to all senior executive officers of the Company.

          (f) WELFARE AND PENSION PLANS. In addition to Executive's Base Salary and any incentive compensation and bonuses awarded to Executive hereunder, he (and his family) shall be entitled to participate, to the extent that he is (and they are) eligible under the terms and conditions thereof, in any pension, retirement, hospitalization, insurance, disability or medical service plan generally available to the executive officers of the Company that may be in effect from time to time during the Employment Period.
 The Company shall be under no obligation to institute or continue the existence of any such employee benefit plan.

     5. TERMINATION. Executive's employment hereunder may be terminated during the Employment Period under the following circumstances:

          (a) DEATH. Executive's employment hereunder shall terminate upon his death.

          (b) DISABILITY. If, as a result of Executive's incapacity due to physical or mental illness, Executive shall have been substantially unable to perform his duties hereunder for an entire period of thirty (30) consecutive days, and within thirty (30) days after written Notice of Termination (as defined in Section 6(a)) is given after such thirty (30) day period, Executive shall not have returned to the substantial performance of his duties on a full-time basis, the Company shall have the right to terminate Executive's employment hereunder for "Disability," and such termination in and of itself shall not be, nor shall it be deemed to be, a breach of this Agreement.

          (c) CAUSE. The Company shall have the right to terminate Executive's employment for Cause (as defined), and such termination in and of itself shall not be, nor shall it be deemed to be, a breach of this Agreement. For purposes of this Agreement, the Company shall have "Cause" to terminate Executive's employment upon Executive's:

               (i) conviction of, or plea of guilty or nolo contendere to, any crime constituting a felony;

               (ii) commission of a material act of dishonesty, fraud, misrepresentation or other act of moral turpitude that would, in the Board's reasonable judgment, prevent the effective performance of his duties hereunder;

               (iii) continued failure to substantially perform his duties hereunder to the reasonable satisfaction of the Board (other than such failure resulting from Executive's incapacity due to physical or mental illness or subsequent to the issuance of a Notice of Termination by Executive for Good Reason (as defined in Section 5(d)) after demand for substantial performance is delivered by the Board in writing that specifically identifies the manner in which the Board believes Executive has not used reasonable best efforts to substantially perform his duties; or

               (iv) willful misconduct (including, but not limited to, a willful breach of the provisions of Section 8) that is, in the Board's reasonable judgment, injurious to the Company or to any entity in control of, controlled by or under common control with the Company ("Affiliate").

     For purposes of this Section 5(c), no act, or failure to act, by Executive shall be considered "WILLFUL" unless committed in bad faith and without a reasonable belief that the act or omission was in the best interests of the Company or any Affiliates thereof; PROVIDED, HOWEVER, that the requirements outlined in paragraphs (iii) or (iv) above shall be deemed to have occurred if Executive's action or non-action continues for more than ten (10) days after Executive has received written notice of the inappropriate action or non-action. This Section 5(c) shall not prevent Executive from challenging the Board's determination that Cause exists or that Executive has failed to cure any act (or failure to act) that purportedly formed the basis for the Board's determination, under the arbitration procedures set forth in Section 10 below.

          (d) GOOD REASON. Executive may terminate his employment for "Good Reason" within thirty (30) days after Executive has actual knowledge of the occurrence, without the written consent of Executive, of one of the following events that has not been cured within thirty (30) days after written notice thereof has been given by Executive to the Company (PROVIDED, that with respect to this Section 5(d), the Company shall have the right to challenge Executive's determination that he has the right to terminate his employment for "Good Reason" under the arbitration procedures set forth in Section 10 below):

               (i) a reduction by the Company in Executive's Base Salary or a failure by the Company to pay any such amounts when due;

               (ii) any purported termination of Executive's employment for Cause which is not effected pursuant to the procedures of Section 5(c) (and for purposes of this Agreement, no such purported termination shall be effective);

               (iii) the Company's failure to provide the Stock Option or the Company's material breach of one or more of the stock option agreements pursuant to which the Stock Option was issued to Executive;

               (iv) the Company's failure to substantially provide any material employee benefits due to be provided to Executive; or

               (v) the Company's failure to provide in all material respects the indemnification set forth in the agreement referenced in Section 9 of this Agreement.

     Executive's continued employment during the thirty (30) day period referred to above in this paragraph (d) shall not constitute Executive's consent to, or a waiver of rights with respect to, any act or failure to act constituting Good Reason hereunder.

          (e) WITHOUT GOOD REASON OR CAUSE. Executive shall have the right to terminate his employment hereunder without Good Reason and the Company shall have the right to terminate Executive's employment hereunder without Cause by providing the other with a Notice of Termination, and such termination shall not in and of itself be, nor shall it be deemed to be, a breach of this Agreement.

     6.   TERMINATION PROCEDURE.

          (a) NOTICE OF TERMINATION. Any termination of Executive's employment by the Company or by Executive during the Employment Period (other than termination pursuant to Section 5(a)) shall be communicated by written Notice of Termination (as defined below) to the other party hereto in accordance with Section 12 below. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provision so indicated.

          (b) DATE OF TERMINATION. "Date of Termination" shall mean (i) if Executive's employment is terminated by his death, the date of his death,
(ii) if Executive's employment is terminated pursuant to Section 5(b), thirty
(30) days after Notice of Termination (provided that Executive shall not have returned to the substantial performance of his duties on a full-time basis during such thirty (30) day period) and (iii) if Executive's employment is terminated for any other reason, the date on which a Notice of Termination is given or any later date (within thirty (30) days after the giving of such notice) set forth in such Notice of Termination.

     7. COMPENSATION UPON TERMINATION OR DURING DISABILITY. In the event Executive is disabled or his employment terminates during the Employment Period, the Company shall provide Executive with the payments and benefits set forth below. Executive acknowledges and agrees that the payments set forth in this Section 7 constitute liquidated damages for termination of his employment during the Employment Period.

          (a) TERMINATION BY COMPANY WITHOUT CAUSE OR BY EXECUTIVE FOR GOOD REASON. If Executive's employment is terminated by the Company without Cause or by Executive for Good Reason:

               (i) the Company shall pay to Executive a severance payment equal to the amount of Base Salary Executive would have received under the Agreement if Executive had remained employed throughout the Employment Period stated in Section 2, plus accrued vacation, within thirty (30) days following the Date of Termination;

               (ii) the Company shall reimburse Executive pursuant to Section 4(e) for reasonable expenses incurred, but not paid prior to such termination of employment; and

               (iii) Executive shall be entitled to any other rights, compensation, stock options (as described herein) and/or benefits as may be due to Executive in accordance with the terms and provisions of any agreements, plans or programs of the Company.

          (b) TERMINATION BY COMPANY FOR CAUSE OR BY EXECUTIVE WITHOUT GOOD REASON. If Executive's employment is terminated by the Company for Cause or by Executive (other than for Good Reason):

               (i) the Company shall pay Executive his Base Salary and, to the extent required by law or the Company's vacation policy, his accrued vacation pay through the Date of Termination, as soon as practicable following the Date of Termination;

               (ii) the Company shall reimburse Executive pursuant to Section 4(e) for reasonable expenses incurred, but not paid prior to such termination of employment, unless such termination resulted from a misappropriation of Company funds; and

               (iii) Executive shall be entitled to any other rights, compensation and/or benefits as may be due to Executive in accordance with the terms and provisions of any agreements, plans or programs of the Company.

          (c) DISABILITY. During any period that Executive fails to perform his duties hereunder as a result of incapacity due to physical or mental illness, Executive shall continue to receive his full Base Salary set forth in Section 4(b) until his employment is terminated pursuant to Section 5(b). In the event Executive's employment is terminated for Disability pursuant to
Section 5(b):

               (i) the Company shall pay to Executive his Base Salary and accrued vacation pay through the Date of Termination, within 30 days following the Date of Termination;

               (ii) the Company shall reimburse Executive pursuant to Section 4(e) for reasonable expenses incurred, but not paid prior to such termination of employment; and

               (iii) Executive shall be entitled to any other rights, compensation and/or benefits as may be due to Executive in accordance with the terms and provisions of any agreements, plans or programs of the Company.

          (d)  DEATH.  If Executive's employment is terminated by his death:

               (i) the Company shall pay in a lump sum to Executive's beneficiary, legal representatives or estate, as the case may be, Executive's Base Salary through the Date of Termination;

               (ii) the Company shall reimburse Executive's beneficiary, legal representatives, or estate, as the case may be, pursuant to Section 4(e) for reasonable expenses incurred, but not paid prior to such termination of employment; and

               (iii) Executive's beneficiary, legal representatives or estate, as the case may be, shall be entitled to any other rights, compensation and benefits as may be due to any such persons or estate in accordance with the terms and provisions of any agreements, plans or programs of the Company.

     8.   CONFIDENTIAL INFORMATION, OWNERSHIP OF DOCUMENTS; NON-COMPETITION.

          (a) CONFIDENTIAL INFORMATION. Executive shall hold in a fiduciary capacity for the benefit of the Company all Confidential Information (as defined below) relating to the Company and its businesses and investments, which shall have been obtained by Executive during Executive's employment by the Company and which is not generally available public knowledge (other than by acts of Executive in violation of this Agreement). Except as may be required or appropriate in connection with his carrying out his duties under this Agreement, Executive shall not, without the prior written consent of the Company or as may otherwise be required by law or any legal process, or as is necessary in connection with any adversarial proceeding against the Company (in which case Executive shall use his reasonable best efforts in cooperating with the Company in obtaining a protective order against disclosure by a court of competent jurisdiction), communicate or divulge any such Confidential Information relating to the Company to anyone other than the Company and those designated by the Company or on behalf of the Company in the furtherance of its business or to perform duties hereunder.

For the purposes hereof, the term "Confidential Information" means, with respect to any person, any information concerning such person or its business, products, financial condition, prospects and affairs that is not generally available to the public. The term Confidential Information shall not include information that: (i) is already known to the recipient and was properly obtained by the recipient prior to the date of this Agreement; (ii) is in the public domain other than through a negligent act or omission or willful misconduct of the recipient; (iii) is acquired in good faith from a third party and, at the time of the acquisition, the recipient had no knowledge or reason to believe that such information was wrongfully obtained or disclosed by the third party; (iv) is independently developed by the recipient from information not defined as "Confidential Information" in this Agreement, as evidenced by the recipient's written records; (v) is disclosed to third parties by the disclosing party without restriction; (vi) is required to be disclosed under applicable law or by a valid subpoena or other court or governmental order, decree, regulation or rule; PROVIDED, HOWEVER, that if disclosure is required under this provision the recipient shall advise the disclosing party of the requirement to disclose the Confidential Information prior to such disclosure and as soon as reasonably practicable after the recipient becomes aware of such required disclosure; and FURTHER PROVIDED THAT upon the request of the disclosing party, the recipient agrees to cooperate in good faith with any reasonable and lawful actions which the disclosing party takes to resist such disclosure, limit the information to be disclosed or limit the extent to which the information so disclosed may be used or made available to third parties, at the cost of the disclosing party.

          (b) REMOVAL OF DOCUMENTS; RIGHTS TO PRODUCTS. All records, files, drawings, documents, models, equipment, and the like relating to the Company's business, which Executive has control over shall not be removed from the Company's premises by Executive without the Board's written consent, unless such removal is in the furtherance of the Company's business or is in connection with Executive's carrying out his duties under this Agreement and, if so removed by Executive, shall be returned to the Company promptly after termination of Executive's employment hereunder, or otherwise promptly after removal if such removal occurs following termination of employment.
Executive shall assign to the Company all rights to trade secrets and other products relating to the Company's business developed by him alone or in conjunction with others at any time while employed by the Company.

          (c)  CONTINUING OPERATION.  Except as specifically provided in this
Section 8, the termination of Executive's employment or of this Agreement shall have no effect on the continuing operation of this Section 8.

     9.   INDEMNIFICATION.

          (a) Upon the Commencement Date, Executive will enter into the Company's standard directors and officers indemnification agreement.

          (b) Upon the Commencement Date, Company will ensure that Executive is added as an insured on its directors and officers liability insurance policy. In the event that Executive's employment relationship with Company is severed, for any reason, the Company will provide that Executive shall continue to be an insured under the Company's directors and officers liability insurance policy for as long as the Company retains such coverage, and if the Company discontinues such coverage, Executive and/or his heirs or personal or legal representative shall be given the opportunity to purchase continuation coverage in accordance with the terms of the applicable policy.

     10. ARBITRATION. Any controversy between Executive and the Company involving the construction or application of any of the terms, provisions or conditions of this Agreement, including, without limitation, the determination of whether "Cause" or "Good Reason" exists under Section 5(c) or Section 5(d) hereof and claims involving specific performance, shall on the written request of either party served on the other in accordance with
Section 12 below be submitted to binding arbitration. EACH PARTY, BY SIGNING THIS AGREEMENT, VOLUNTARILY, KNOWINGLY AND INTELLIGENTLY WAIVES ANY RIGHTS SUCH PARTY MAY OTHERWISE HAVE TO SEEK REMEDIES IN COURT OR OTHER FORUMS, INCLUDING THE RIGHT TO A JURY TRIAL. Arbitration shall comply with and be governed in accordance with the Commercial Arbitration Rules of the American Arbitration Association (the "AAA"). The arbitration will be conducted only in Denver, Colorado, before a single arbitrator selected by the parties or, if they are unable to agree on an arbitrator, before an arbitrator selected by the AAA. The arbitrator shall have full authority to order specific performance and award damages and other relief available under this Agreement or applicable law, but shall have no authority to add to, detract from, change or amend the terms of this Agreement or existing law. All arbitration proceedings, including settlements and awards, shall be confidential. The decision of the arbitrator will be final and binding, and judgment on the award by the arbitrator may be entered in any court of competent jurisdiction. THIS SUBMISSION AND AGREEMENT TO ARBITRATE WILL BE SPECIFICALLY ENFORCEABLE. The arbitrator will have no power to award punitive or exemplary damages, to ignore or vary the terms of this Agreement and any other agreement between Executive and the Company and will be bound to apply controlling law. The prevailing party in any such arbitration shall be entitled to receive the costs of arbitration, including reasonable attorneys' fees and costs, from the losing party.

     11.  SUCCESSORS; BINDING AGREEMENT.

          (a) COMPANY'S SUCCESSORS. No rights or obligations of the Company under this Agreement may be assigned or transferred, except that the Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement, "Company" shall mean the Company as herein before defined and any successor to its business and/or assets (by merger, purchase or otherwise) which executes and delivers the agreement provided for in this
Section 11 or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

          (b) EXECUTIVE'S SUCCESSORS. No rights or obligations of Executive under this Agreement may be assigned or transferred by Executive other than his rights to payments or benefits hereunder, which may be transferred only by will or the laws of descent and distribution. Upon Executive's death, this Agreement and all rights of Executive hereunder shall inure to the benefit of and be enforceable by Executive's beneficiary or beneficiaries, personal or legal representatives or estate, to the extent any such person succeeds to Executive's interests under this Agreement. Executive shall be entitled to select and change a beneficiary or beneficiaries to receive any benefit or compensation payable hereunder following Executive's death by giving the Company written notice thereof. In the event of Executive's death or a judicial determination of his incompetence, reference in this Agreement to Executive shall be deemed, where appropriate, to refer to his beneficiary(ies), estate or other legal representative(s). If Executive should die following his Date of Termination while any amounts would still be payable to him hereunder if he had continued to live, all such amounts unless otherwise provided herein shall be paid in accordance with the terms of this Agreement to such person or persons so appointed in writing by Executive, or otherwise to his legal representatives or estate.

     12. NOTICE. For the purposes of this Agreement, notices, demands and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered either personally or by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

          If to Executive:

               David Gandini
               3351 Meadow Creek Place
               Highland Ranch, CO  80126

          If to the Company:

               FirstWorld Communications, Inc.
               9333 Genesee Avenue, Suite 200
               San Diego, CA 92121
               Attn:  Secretary
               Telecopy: (619) 552-8010

          With a copy to:

               David A. Hahn, Esq.
               Latham & Watkins
               701 "B" Street, Suite 2100
               San Diego, California  92101
               Telecopy: (619) 696-7419

or to such other address as any party may have furnished to the others in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

     13. WAIVER. No provisions of this Agreement may be amended, modified, or waived unless such amendment or modification is agreed to in a writing signed by Executive and by a duly authorized officer of the Company, and such waiver is set forth in writing and signed by the party to be charged. No waiver by either party hereto at any time of any breach by the other party hereto of any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time

     14. SURVIVAL. Except as otherwise expressly set forth herein, the respective rights and obligations of the parties under this Agreement shall survive Executive's termination of employment and the termination of this Agreement to the extent necessary for the intended preservation of such rights and obligations.

     15. CHOICE OF LAW. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Colorado without regard to its conflicts of law principles.

     16. VALIDITY. The invalidity or unenforceability of any provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

     17. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument. Facsimile signatures will be deemed to be effective originals hereunder.

     18. ENTIRE AGREEMENT. This Agreement sets forth the entire agreement of the parties hereto in respect of the subject matter contained herein and supersedes all prior agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, by any officer, employee or representative of any party hereto in respect of such subject matter. Any prior agreement of the parties hereto in respect of the subject matter contained herein is hereby terminated and canceled.

     19. WITHHOLDING. All payments hereunder shall be subject to any required withholding of Federal, state and local taxes pursuant to any applicable law or regulation.

     20. SECTION HEADINGS. The section headings in this Agreement are for convenience of reference only, and they form no part of this Agreement and shall not affect its interpretation.

           [REMAINDER OF THIS PAGE LEFT BLANK INTENTIONALLY]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

                         FIRSTWORLD COMMUNICATIONS, INC.,
                         a Delaware corporation


                         By: /s/ Sheldon S. Ohringer
                            -------------------------------------------
                         Name: Sheldon S. Ohringer
                         Title: President and Chief Executive Officer


                             /s/ David Gandini
                         ----------------------------------------------
                         DAVID GANDINI

                               EMPLOYMENT AGREEMENT

     THIS EMPLOYMENT AGREEMENT (the "Agreement"), dated as of November 30, 1998, is by and between FirstWorld Communications, Inc., a Delaware corporation (the "COMPANY") and David Gandini ("EXECUTIVE").

                                     RECITAL

     The Company desires to employ Executive, effective as of November 30, 1998 (the "COMMENCEMENT DATE"), on the terms and conditions set forth in this Agreement, and Executive desires to be so employed.

                                    AGREEMENT

     IN CONSIDERATION of the premises and the mutual covenants set forth below, the parties hereby agree as follows:

     1. EMPLOYMENT. The Company hereby agrees to employ Executive as the Executive Vice President of Sales of the Company, and Executive hereby accepts such employment, on the terms and conditions hereinafter set forth.

     2. TERM. The period of employment of Executive by the Company hereunder (the "EMPLOYMENT PERIOD") shall commence at the Commencement Date and shall continue through November 30, 2001. The Employment Period may be sooner terminated by either party in accordance with Section 5 of this Agreement.

     3. POSITION AND DUTIES. During the Employment Period, Executive shall serve as Executive Vice President of Sales of the Company. Executive shall devote such time, attention and energies to Company affairs as are necessary to fully perform his duties (other than absences due to illness or vacation) for the Company. During the Employment Period, Executive shall not, directly or indirectly, render services to any other organization, entity or person, as an employee, independent contractor, consultant or otherwise, with or without compensation, without the prior written consent of the Board of Directors of the Company (the "Board"), unless such services are unrelated to any telecommunications or internet business and do not interfere with his duties to the Company.

     4.   COMPENSATION AND RELATED MATTERS.

          (a) EQUALIZATION PAYMENT. To compensate Executive for certain benefits that he may lose or forfeit as a result of his termination of employment with his former employer, ICG Communications, Inc., and commencement of employment with the Company, the Company shall pay Executive in cash a $500,000 payment (the "EQUALIZATION PAYMENT") payable in three installments. The first installment in the amount of $100,000 is due and payable on January 1, 1999, the second installment in the amount of $200,000 is due and payable on January 1, 2000, and the third installment in the amount of $200,000 is due and payable on January 1, 2001;

PROVIDED, HOWEVER, that Executive shall have no right to receive any installment of the Equalization Payment if he is not employed by the Company (or one of its Affiliates (as defined in Section 5(c)(iv) below)), whether or not employed as the Executive Vice President of Sales, on the dates such payments become due and payable as a result of Executive's (i) death, (ii) Disability (as defined below) , (iii) termination for Cause (as defined below) or (iv) voluntary termination of employment without Good Reason (as defined below).

          (b) SALARY. During the Employment Period, the Company shall pay Executive an annual base salary of $185,000 per year ("BASE SALARY"). Executive's Base Salary shall be paid in approximately equal installments in accordance with the Company's customary payroll schedule and practices. Executive's Base Salary shall be subject to annual reviews commencing December 1999 and each year thereafter. If Executive's Base Salary is increased by the Company, such increased Base Salary shall then constitute the Base Salary for all purposes of this Agreement. All compensation paid to Executive shall be subject to withholding and other employment taxes imposed by applicable law.

          (c) ANNUAL BONUS. The Board's compensation committee (the "COMPENSATION COMMITTEE") shall review Executive's performance at least once annually during each year of the Employment Period and, based on Executive's performance, recommend whether the Company should award Executive a cash bonus ("BONUS") in order to reward Executive for services rendered to the Company and/or as an incentive for continued service to the Company. The amount of Executive's Bonus, if any, shall be determined in the reasonable discretion of the Compensation Committee and shall be dependent upon, among other things, the achievement of certain performance levels by the Company, including, without limitation, (i) the nature, magnitude and quality of the services performed by Executive for the Company, (ii) the condition (financial and other) and results of operations of the Company and (iii) the compensation paid for positions of comparable responsibility and authority within the telecommunications industry. The targeted amount of Executive's Bonus shall be an amount equal to 40% of Base Salary at 100% completion of applicable performance levels, to be set forth in the Company's Annual Bonus Plan.

          (d) STOCK OPTIONS. Effective as of the Commencement Date, Executive shall be awarded a stock option (the "STOCK OPTION") to purchase 500,000 shares of the Company's Series B Common Stock, par value $.0001 per share (the "Common Stock"). The shares of Common Stock subject to the Stock Option shall vest in increments of 125,000 shares on each of the first, second, third and fourth anniversaries of the Commencement Date, with the shares in the first such increment having an exercise price of $6.00, shares in the second such increment having an exercise price of $6.50, shares in the third such increment having an exercise price of $7.00 and shares in the fourth such increment having an exercise price of $7.50. The Stock Option will be granted under one of the Company's stock option plans and the terms and conditions of the Stock Option will be determined in accordance with the applicable stock option plan. Notwithstanding any such terms, however, all shares subject to the Stock Option shall become immediately vested and exercisable in the event of the sale of all or substantially all of the Company's assets or a merger or consolidation in which the Company is not the surviving entity or the Company's shareholders prior to the transaction own less than 50% of the voting power of the Company's outstanding securities immediately following the transaction.

          (e) EXPENSES. The Company shall promptly reimburse Executive for all reasonable business expenses upon the presentation of reasonably itemized statements of such expenses in accordance with the Company's policies and procedures now in force or as such policies and procedures may be modified with respect to all senior executive officers of the Company.

          (f) WELFARE AND PENSION PLANS. In addition to Executive's Base Salary and any incentive compensation and bonuses awarded to Executive hereunder, he (and his family) shall be entitled to participate, to the extent that he is (and they are) eligible under the terms and conditions thereof, in any pension, retirement, hospitalization, insurance, disability or medical service plan generally available to the executive officers of the Company that may be in effect from time to time during the Employment Period.
 The Company shall be under no obligation to institute or continue the existence of any such employee benefit plan.

     5. TERMINATION. Executive's employment hereunder may be terminated during the Employment Period under the following circumstances:

          (a) DEATH. Executive's employment hereunder shall terminate upon his death.

          (b) DISABILITY. If, as a result of Executive's incapacity due to physical or mental illness, Executive shall have been substantially unable to perform his duties hereunder for an entire period of thirty (30) consecutive days, and within thirty (30) days after written Notice of Termination (as defined in Section 6(a)) is given after such thirty (30) day period, Executive shall not have returned to the substantial performance of his duties on a full-time basis, the Company shall have the right to terminate Executive's employment hereunder for "Disability," and such termination in and of itself shall not be, nor shall it be deemed to be, a breach of this Agreement.

          (c) CAUSE. The Company shall have the right to terminate Executive's employment for Cause (as defined), and such termination in and of itself shall not be, nor shall it be deemed to be, a breach of this Agreement. For purposes of this Agreement, the Company shall have "Cause" to terminate Executive's employment upon Executive's:

               (i) conviction of, or plea of guilty or nolo contendere to, any crime constituting a felony;

               (ii) commission of a material act of dishonesty, fraud, misrepresentation or other act of moral turpitude that would, in the Board's reasonable judgment, prevent the effective performance of his duties hereunder;

               (iii) continued failure to substantially perform his duties hereunder to the reasonable satisfaction of the Board (other than such failure resulting from Executive's incapacity due to physical or mental illness or subsequent to the issuance of a Notice of Termination by Executive for Good Reason (as defined in Section 5(d)) after demand for substantial performance is delivered by the Board in writing that specifically identifies the manner in which the Board believes Executive has not used reasonable best efforts to substantially perform his duties; or

               (iv) willful misconduct (including, but not limited to, a willful breach of the provisions of Section 8) that is, in the Board's reasonable judgment, injurious to the Company or to any entity in control of, controlled by or under common control with the Company ("Affiliate").

     For purposes of this Section 5(c), no act, or failure to act, by Executive shall be considered "WILLFUL" unless committed in bad faith and without a reasonable belief that the act or omission was in the best interests of the Company or any Affiliates thereof; PROVIDED, HOWEVER, that the requirements outlined in paragraphs (iii) or (iv) above shall be deemed to have occurred if Executive's action or non-action continues for more than ten (10) days after Executive has received written notice of the inappropriate action or non-action. This Section 5(c) shall not prevent Executive from challenging the Board's determination that Cause exists or that Executive has failed to cure any act (or failure to act) that purportedly formed the basis for the Board's determination, under the arbitration procedures set forth in Section 10 below.

          (d) GOOD REASON. Executive may terminate his employment for "Good Reason" within thirty (30) days after Executive has actual knowledge of the occurrence, without the written consent of Executive, of one of the following events that has not been cured within thirty (30) days after written notice thereof has been given by Executive to the Company (PROVIDED, that with respect to this Section 5(d), the Company shall have the right to challenge Executive's determination that he has the right to terminate his employment for "Good Reason" under the arbitration procedures set forth in Section 10 below):

               (i) a reduction by the Company in Executive's Base Salary or a failure by the Company to pay any such amounts when due;

               (ii) any purported termination of Executive's employment for Cause which is not effected pursuant to the procedures of Section 5(c) (and for purposes of this Agreement, no such purported termination shall be effective);

               (iii) the Company's failure to provide the Stock Option or the Company's material breach of one or more of the stock option agreements pursuant to which the Stock Option was issued to Executive;

               (iv) the Company's failure to substantially provide any material employee benefits due to be provided to Executive; or

               (v) the Company's failure to provide in all material respects the indemnification set forth in the agreement referenced in Section 9 of this Agreement.

     Executive's continued employment during the thirty (30) day period referred to above in this paragraph (d) shall not constitute Executive's consent to, or a waiver of rights with respect to, any act or failure to act constituting Good Reason hereunder.

          (e) WITHOUT GOOD REASON OR CAUSE. Executive shall have the right to terminate his employment hereunder without Good Reason and the Company shall have the right to terminate Executive's employment hereunder without Cause by providing the other with a Notice of Termination, and such termination shall not in and of itself be, nor shall it be deemed to be, a breach of this Agreement.

     6.   TERMINATION PROCEDURE.

          (a) NOTICE OF TERMINATION. Any termination of Executive's employment by the Company or by Executive during the Employment Period (other than termination pursuant to Section 5(a)) shall be communicated by written Notice of Termination (as defined below) to the other party hereto in accordance with Section 12 below. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provision so indicated.

          (b) DATE OF TERMINATION. "Date of Termination" shall mean (i) if Executive's employment is terminated by his death, the date of his death,
(ii) if Executive's employment is terminated pursuant to Section 5(b), thirty
(30) days after Notice of Termination (provided that Executive shall not have returned to the substantial performance of his duties on a full-time basis during such thirty (30) day period) and (iii) if Executive's employment is terminated for any other reason, the date on which a Notice of Termination is given or any later date (within thirty (30) days after the giving of such notice) set forth in such Notice of Termination.

     7. COMPENSATION UPON TERMINATION OR DURING DISABILITY. In the event Executive is disabled or his employment terminates during the Employment Period, the Company shall provide Executive with the payments and benefits set forth below. Executive acknowledges and agrees that the payments set forth in this Section 7 constitute liquidated damages for termination of his employment during the Employment Period.

          (a) TERMINATION BY COMPANY WITHOUT CAUSE OR BY EXECUTIVE FOR GOOD REASON. If Executive's employment is terminated by the Company without Cause or by Executive for Good Reason:

               (i) the Company shall pay to Executive a severance payment equal to the amount of Base Salary Executive would have received under the Agreement if Executive had remained employed throughout the Employment Period stated in Section 2, plus accrued vacation, within thirty (30) days following the Date of Termination;

               (ii) the Company shall reimburse Executive pursuant to Section 4(e) for reasonable expenses incurred, but not paid prior to such termination of employment; and

               (iii) Executive shall be entitled to any other rights, compensation, stock options (as described herein) and/or benefits as may be due to Executive in accordance with the terms and provisions of any agreements, plans or programs of the Company.

          (b) TERMINATION BY COMPANY FOR CAUSE OR BY EXECUTIVE WITHOUT GOOD REASON. If Executive's employment is terminated by the Company for Cause or by Executive (other than for Good Reason):

               (i) the Company shall pay Executive his Base Salary and, to the extent required by law or the Company's vacation policy, his accrued vacation pay through the Date of Termination, as soon as practicable following the Date of Termination;

               (ii) the Company shall reimburse Executive pursuant to Section 4(e) for reasonable expenses incurred, but not paid prior to such termination of employment, unless such termination resulted from a misappropriation of Company funds; and

               (iii) Executive shall be entitled to any other rights, compensation and/or benefits as may be due to Executive in accordance with the terms and provisions of any agreements, plans or programs of the Company.

          (c) DISABILITY. During any period that Executive fails to perform his duties hereunder as a result of incapacity due to physical or mental illness, Executive shall continue to receive his full Base Salary set forth in Section 4(b) until his employment is terminated pursuant to Section 5(b). In the event Executive's employment is terminated for Disability pursuant to
Section 5(b):

               (i) the Company shall pay to Executive his Base Salary and accrued vacation pay through the Date of Termination, within 30 days following the Date of Termination;

               (ii) the Company shall reimburse Executive pursuant to Section 4(e) for reasonable expenses incurred, but not paid prior to such termination of employment; and

               (iii) Executive shall be entitled to any other rights, compensation and/or benefits as may be due to Executive in accordance with the terms and provisions of any agreements, plans or programs of the Company.

          (d)  DEATH.  If Executive's employment is terminated by his death:

               (i) the Company shall pay in a lump sum to Executive's beneficiary, legal representatives or estate, as the case may be, Executive's Base Salary through the Date of Termination;

               (ii) the Company shall reimburse Executive's beneficiary, legal representatives, or estate, as the case may be, pursuant to Section 4(e) for reasonable expenses incurred, but not paid prior to such termination of employment; and

               (iii) Executive's beneficiary, legal representatives or estate, as the case may be, shall be entitled to any other rights, compensation and benefits as may be due to any such persons or estate in accordance with the terms and provisions of any agreements, plans or programs of the Company.

     8.   CONFIDENTIAL INFORMATION, OWNERSHIP OF DOCUMENTS; NON-COMPETITION.

          (a) CONFIDENTIAL INFORMATION. Executive shall hold in a fiduciary capacity for the benefit of the Company all Confidential Information (as defined below) relating to the Company and its businesses and investments, which shall have been obtained by Executive during Executive's employment by the Company and which is not generally available public knowledge (other than by acts of Executive in violation of this Agreement). Except as may be required or appropriate in connection with his carrying out his duties under this Agreement, Executive shall not, without the prior written consent of the Company or as may otherwise be required by law or any legal process, or as is necessary in connection with any adversarial proceeding against the Company (in which case Executive shall use his reasonable best efforts in cooperating with the Company in obtaining a protective order against disclosure by a court of competent jurisdiction), communicate or divulge any such Confidential Information relating to the Company to anyone other than the Company and those designated by the Company or on behalf of the Company in the furtherance of its business or to perform duties hereunder.

For the purposes hereof, the term "Confidential Information" means, with respect to any person, any information concerning such person or its business, products, financial condition, prospects and affairs that is not generally available to the public. The term Confidential Information shall not include information that: (i) is already known to the recipient and was properly obtained by the recipient prior to the date of this Agreement; (ii) is in the public domain other than through a negligent act or omission or willful misconduct of the recipient; (iii) is acquired in good faith from a third party and, at the time of the acquisition, the recipient had no knowledge or reason to believe that such information was wrongfully obtained or disclosed by the third party; (iv) is independently developed by the recipient from information not defined as "Confidential Information" in this Agreement, as evidenced by the recipient's written records; (v) is disclosed to third parties by the disclosing party without restriction; (vi) is required to be disclosed under applicable law or by a valid subpoena or other court or governmental order, decree, regulation or rule; PROVIDED, HOWEVER, that if disclosure is required under this provision the recipient shall advise the disclosing party of the requirement to disclose the Confidential Information prior to such disclosure and as soon as reasonably practicable after the recipient becomes aware of such required disclosure; and FURTHER PROVIDED THAT upon the request of the disclosing party, the recipient agrees to cooperate in good faith with any reasonable and lawful actions which the disclosing party takes to resist such disclosure, limit the information to be disclosed or limit the extent to which the information so disclosed may be used or made available to third parties, at the cost of the disclosing party.

          (b) REMOVAL OF DOCUMENTS; RIGHTS TO PRODUCTS. All records, files, drawings, documents, models, equipment, and the like relating to the Company's business, which Executive has control over shall not be removed from the Company's premises by Executive without the Board's written consent, unless such removal is in the furtherance of the Company's business or is in connection with Executive's carrying out his duties under this Agreement and, if so removed by Executive, shall be returned to the Company promptly after termination of Executive's employment hereunder, or otherwise promptly after removal if such removal occurs following termination of employment.
Executive shall assign to the Company all rights to trade secrets and other products relating to the Company's business developed by him alone or in conjunction with others at any time while employed by the Company.

          (c)  CONTINUING OPERATION.  Except as specifically provided in this
Section 8, the termination of Executive's employment or of this Agreement shall have no effect on the continuing operation of this Section 8.

     9.   INDEMNIFICATION.

          (a) Upon the Commencement Date, Executive will enter into the Company's standard directors and officers indemnification agreement.

          (b) Upon the Commencement Date, Company will ensure that Executive is added as an insured on its directors and officers liability insurance policy. In the event that Executive's employment relationship with Company is severed, for any reason, the Company will provide that Executive shall continue to be an insured under the Company's directors and officers liability insurance policy for as long as the Company retains such coverage, and if the Company discontinues such coverage, Executive and/or his heirs or personal or legal representative shall be given the opportunity to purchase continuation coverage in accordance with the terms of the applicable policy.

     10. ARBITRATION. Any controversy between Executive and the Company involving the construction or application of any of the terms, provisions or conditions of this Agreement, including, without limitation, the determination of whether "Cause" or "Good Reason" exists under Section 5(c) or Section 5(d) hereof and claims involving specific performance, shall on the written request of either party served on the other in accordance with
Section 12 below be submitted to binding arbitration. EACH PARTY, BY SIGNING THIS AGREEMENT, VOLUNTARILY, KNOWINGLY AND INTELLIGENTLY WAIVES ANY RIGHTS SUCH PARTY MAY OTHERWISE HAVE TO SEEK REMEDIES IN COURT OR OTHER FORUMS, INCLUDING THE RIGHT TO A JURY TRIAL. Arbitration shall comply with and be governed in accordance with the Commercial Arbitration Rules of the American Arbitration Association (the "AAA"). The arbitration will be conducted only in Denver, Colorado, before a single arbitrator selected by the parties or, if they are unable to agree on an arbitrator, before an arbitrator selected by the AAA. The arbitrator shall have full authority to order specific performance and award damages and other relief available under this Agreement or applicable law, but shall have no authority to add to, detract from, change or amend the terms of this Agreement or existing law. All arbitration proceedings, including settlements and awards, shall be confidential. The decision of the arbitrator will be final and binding, and judgment on the award by the arbitrator may be entered in any court of competent jurisdiction. THIS SUBMISSION AND AGREEMENT TO ARBITRATE WILL BE SPECIFICALLY ENFORCEABLE. The arbitrator will have no power to award punitive or exemplary damages, to ignore or vary the terms of this Agreement and any other agreement between Executive and the Company and will be bound to apply controlling law. The prevailing party in any such arbitration shall be entitled to receive the costs of arbitration, including reasonable attorneys' fees and costs, from the losing party.

     11.  SUCCESSORS; BINDING AGREEMENT.

          (a) COMPANY'S SUCCESSORS. No rights or obligations of the Company under this Agreement may be assigned or transferred, except that the Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement, "Company" shall mean the Company as herein before defined and any successor to its business and/or assets (by merger, purchase or otherwise) which executes and delivers the agreement provided for in this
Section 11 or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

          (b) EXECUTIVE'S SUCCESSORS. No rights or obligations of Executive under this Agreement may be assigned or transferred by Executive other than his rights to payments or benefits hereunder, which may be transferred only by will or the laws of descent and distribution. Upon Executive's death, this Agreement and all rights of Executive hereunder shall inure to the benefit of and be enforceable by Executive's beneficiary or beneficiaries, personal or legal representatives or estate, to the extent any such person succeeds to Executive's interests under this Agreement. Executive shall be entitled to select and change a beneficiary or beneficiaries to receive any benefit or compensation payable hereunder following Executive's death by giving the Company written notice thereof. In the event of Executive's death or a judicial determination of his incompetence, reference in this Agreement to Executive shall be deemed, where appropriate, to refer to his beneficiary(ies), estate or other legal representative(s). If Executive should die following his Date of Termination while any amounts would still be payable to him hereunder if he had continued to live, all such amounts unless otherwise provided herein shall be paid in accordance with the terms of this Agreement to such person or persons so appointed in writing by Executive, or otherwise to his legal representatives or estate.

     12. NOTICE. For the purposes of this Agreement, notices, demands and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered either personally or by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

          If to Executive:

               David Gandini
               3351 Meadow Creek Place
               Highland Ranch, CO  80126

          If to the Company:

               FirstWorld Communications, Inc.
               9333 Genesee Avenue, Suite 200
               San Diego, CA 92121
               Attn:  Secretary
               Telecopy: (619) 552-8010

          With a copy to:

               David A. Hahn, Esq.
               Latham & Watkins
               701 "B" Street, Suite 2100
               San Diego, California  92101
               Telecopy: (619) 696-7419

or to such other address as any party may have furnished to the others in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

     13. WAIVER. No provisions of this Agreement may be amended, modified, or waived unless such amendment or modification is agreed to in a writing signed by Executive and by a duly authorized officer of the Company, and such waiver is set forth in writing and signed by the party to be charged. No waiver by either party hereto at any time of any breach by the other party hereto of any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time

     14. SURVIVAL. Except as otherwise expressly set forth herein, the respective rights and obligations of the parties under this Agreement shall survive Executive's termination of employment and the termination of this Agreement to the extent necessary for the intended preservation of such rights and obligations.

     15. CHOICE OF LAW. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Colorado without regard to its conflicts of law principles.

     16. VALIDITY. The invalidity or unenforceability of any provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

     17. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument. Facsimile signatures will be deemed to be effective originals hereunder.

     18. ENTIRE AGREEMENT. This Agreement sets forth the entire agreement of the parties hereto in respect of the subject matter contained herein and supersedes all prior agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, by any officer, employee or representative of any party hereto in respect of such subject matter. Any prior agreement of the parties hereto in respect of the subject matter contained herein is hereby terminated and canceled.

     19. WITHHOLDING. All payments hereunder shall be subject to any required withholding of Federal, state and local taxes pursuant to any applicable law or regulation.

     20. SECTION HEADINGS. The section headings in this Agreement are for convenience of reference only, and they form no part of this Agreement and shall not affect its interpretation.

          [REMINDER OF THIS PAGE LEFT BLANK INTENTIONALLY]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

                         FIRSTWORLD COMMUNICATIONS, INC.,
                         a Delaware corporation


                         By:
                            -------------------------------------------
                         Name: Sheldon S. Ohringer
                         Title: President and Chief Executive Officer



                         ----------------------------------------------
                         DAVID GANDINI